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                                                                Exhibit 10.07



                            FIRST AMENDMENT OF LEASE


         THIS FIRST AMENDMENT OF LEASE is made this 19 day of August, 1997, effective as of August 1, 1997, by and between BAYMEADOW LIMITED PARTNERSHIP ("Landlord") and HOOVER CONTAINMENT, INC. ("TENANT").

                             EXPLANATORY STATEMENT

         1. By Lease Agreement (herein "Original Lease") dated November 22, 1996, Landlord leased unto Tenant the property known as 6740 Baymeadow Drive, together with certain of the improvements thereon.

         2. Under the terms of the Lease, Tenant occupied the existing Premises and Landlord agreed to construct thereon the Expansion, with the Rent for the Expansion to he calculated as set forth in the Original Lease.

         3. Landlord has completed construction of the Expansion, Tenant has accepted possession thereof and Landlord and Tenant wish to confirm various matters resulting therefrom.

         NOW THEREFORE, WITNESSETH, for good and valuable consideration, receipt whereof is acknowledged by both Landlord and Tenant, the original Lease is amended as follows:

         1. Landlord and Tenant agree that subject to the matters hereinafter set forth, Landlord has completed construction of the Expansion, has delivered possession thereof to Tenant, and Tenant has accepted possession thereof subject, however, to the fulfillment by Landlord of its obligations set forth in paragraph 2 hereof and in Section 8.3 of the Original Lease.

         2. Notwithstanding that Tenant has accepted possession of the Expansion, Landlord agrees, at its sole cost and expense, to (a) resurface the hatch-marked portion of the parking area as shown on Exhibit A hereto and (b) replace as and when necessary, the three complete roof top air conditioning units within the Premises (Landlord already has replaced the fourth complete roof top air conditioning unit therein),

         3. Landlord and Tenant agree that the actual space of the Expansion is in the amount of 15,208 square feet rather than the original estimated amount of 12,500 square feet and that the Actual Costs incurred by Landlord for construction of the Expansion have resulted in the Expansion Base Rent for the first
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two years being adjusted to equal the sum of $6.45 per square foot.

         4.      As a result of paragraph 3 above, the parties agree that
Section 3.1.3.1, 3.1.3.2 and 3.1.3.3 of the Original Lease are modified to provide that the Expansion Base Rent shall be as follows:

         "3.1.3.1. For the first two years of the Regular Term (and for any fractional portion of a month pro rata at the beginning of the Term), in the annual amount of $98,091.60 payable in equal monthly installments of $8,174.30; and

         3.1.3.2. For the third year of the Reglular Term in the amount of $100,543.90 payable in equal monthly installments of $8,378.66; and

         3.1.3.3. For each year of the Regular Term thereafter in an amount equal to the Expansion Base Rent for the immediately preceding year multiplied by 102.5% thereof, payable in equal monthly installments."

         5. Landlord and Tenant agree that although the Agreed Costs have exceeded $450,000, Tenant shall not be obligated to reimburse Landlord for the excess cost thereof borne by Landlord, the same having been accomplished as a result of (a) the increase in the Expansion Base Rent specified in paragraph 2 hereof and (b) during the Renewal Term, if any, the Base Rent for the Expansion for each year will equal the Expansion Base Rent for the immediately preceding year multiplied by 103% thereof, payable in equal monthly installments in advance.

         6. Each of the terms capitalized herein shall have the meaning ascribed to them in the Original Lease.

         7. Except to the extent modified as set forth in this First Amendment, Landlord and Tenant expressly ratify and confirm all of the terms, covenants and conditions of the original Lease.





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         IN WITNESS WHEREOF, each party hereto has executed and ensealed this
First Amendment of Lease or caused it to be executed and ensealed on its behalf by its duly authorized representatives, on the day and year first above written.

WITNESS:                               BAYMEADOW LIMITED PARTNERSHIP

                                       By:  CHESAPEAKE BAY CAPITAL CORP.,
                                            its general partner

/S/ R. M. TIROCCHI                          By  /S/ IVAN STERN           (SEAL)
-------------------------                      -------------------------
                                               Ivan Stern, President

                                                      LANDLORD

WITNESS:                               HOOVER CONTAINMENT, INC.

/S/ IVAN STERN                         By  /S/ R. M. TIROCCHI            (SEAL)
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                                                        TENANT





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